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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 31, 2003


                                 TVI CORPORATION
             (Exact name of registrant as specified in its charter)



           Maryland                      010-10549                52-1085536
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)



                 7100 Holladay Tyler Road, Glenn Dale, MD 20769
                    (Address of Principal Executive Offices)

                                 (301) 352-8800
              (Registrant's telephone number, including area code)












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Item 9.   Regulation FD Disclosure

The most recent edition of Bull Market MicroCap Review!, an Internet-based microcap stock journal, contained an article that discussed the business, finances and prospects of the Company. The article included a statement about the Company's anticipated 2003 financial performance which was not authorized by TVI. Specifically, the article included an estimate of TVI's 2003 "profit" and stated that Company management confirmed the profit number. In fact, no member of Company management confirmed such number or provided any other advice or guidance whatsoever regarding the Company's financial performance for 2003. Consistent with Company financial communication policy, any discussion of Company financial results will be broadly disseminated at the time such results are publicly released.




























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TVI CORPORATION
                                 (Registrant)



Date: October 31, 2003           By: /s/ Richard V. Priddy
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                                    Name: Richard V. Priddy
                                    Title: President and Chief Executive Officer






























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